Prospectus Supplement -- August 8, 2001*

AXP Partners Small Cap Value Fund (June 15, 2001) S-6239-99 C (6/01)

The four essential characteristics under "PRINCIPAL INVESTMENT STRATEGIES" section that describes how Third Avenue identifies attractive investments has been revised as follows:

o High quality resources, measured by the presence of high quality assets, the absence of liabilities and strong cash flows.
o Reasonable management, based on whether the company is responsive, and shares a common interest with outside, passive minority shareholders.
o Understandable business, based on company's published financials, Securities and Exchange Commissions (SEC) filings and other public documents.
o Selling at a discount to the value of business were it a private company or a takeover candidate ("private market value").

Under the "MANAGEMENT" section, the language describing Third Avenue has been revised as follows:

Third Avenue
Martin J. Whitman, CFA and Chairman and Chief Investment Officer of M.J. Whitman Advisers, Inc., is the manager of Third Avenue Value Fund. He is Chairman of M.J. Whitman Holding Corporation, which has several subsidiaries, including a full-service broker-dealer specializing in the research, sales and trading of distressed securities. He is also Chief Executive Officer of Danielson Holding Corporation.

Curtis Jensen manages the Third Avenue Small-Cap Value Fund. Mr. Jensen is also a Senior Research Analyst for Third Avenue Value Fund and M.J. Whitman Advisers, Inc. Additionally, Mr. Jensen serves as Director of American Capital Access Holdings, Inc., a single "A" rated financial guaranty Insurance company. Previously, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen received his M.B.A. from the Yale School of Management, where he studied under Mr. Whitman. He received his B.A. in Economics from Williams College.

The following supplements the information regarding Royce & Associates, Inc. appearing in the "Other Information" section under the heading "INVESTMENT MANAGER":

On July 18, 2001, Royce announced that it, Royce's shareholders and Royce Management Company entered into a Stock Purchase Agreement (the "Agreement") with Legg Mason, Inc. ("Legg Mason"), pursuant to which Royce will be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). Founded in 1899, Legg Mason is a publicly-held financial service company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its wholly-owned subsidiaries. As of March 31, 2001, Legg Mason subsidiaries managed approximately $140 billion in assets for institutions, sponsored mutual funds and private accounts. The Transaction is anticipated to be completed on or about October 1, 2001, and is subject to the satisfaction of a number of closing conditions. The fee rates payable to Royce by the Fund will remain identical to those payable under the current one, and Royce and Legg Mason do not anticipate that the portfolio management or day-to-day operation of the Fund will be adversely impacted as a result of the Transaction. In addition, the services provided to the Fund by Royce after the Transaction are expected to be substantially similar to the services currently provided to the Fund by Royce, and neither Royce nor Legg Mason foresees any reduction in the quality of the services presently furnished to the Fund by Royce.


S-6239-21 A (8/01)
*Valid until next prospectus update.

Destroy July 30, 2002